UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 7, 2004

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5. Other Events

On July 7, 2004, American Vanguard issued a press release attached hereto exhibit 99.1. The release announced that American Vanguard Corporation was added to the Russell 3000® and 2000® Indexes. The press release is more particularly described in Exhibit 99.1.

Item 7. Exhibits

Exhibit 99.1	Press release issued July 7, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION
(Registrant)

By:	/s/ James A. Barry
James A. Barry
Senior Vice President
Chief Financial Officer

Date: July 7, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated July 7, 2004, of American Vanguard Corporation announcing that it was added to the Russell 3000® and 2000® Indexes.

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